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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   _________

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) December 16, 1999


                             MEDICONSULT.COM, INC.
       (Exact Name of Registration business as Specified in Its Charter)

       Delaware                       333-73059                  84-1341886
(State or other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                    Identification Number)

          Jardine House, 33 Reid Street, 4th Floor, Hamilton, Bermuda (Address, including zip code, of Principal Executive Offices)

                                (441) 296-0736
              (Registrant's telephone number including area code)

                                Not Applicable
             (Former name or address, if changed from last report)

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Item 5. Other Events.

     On December 16, 1999, Mediconsult.com, Inc. issued the press release attached hereto as Exhibit 99.


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                        MEDICONSULT.COM, INC.


Date: December 20, 1999                 By:  /s/ E. Michael Ingram
                                           ------------------------------------
                                             E. Michael Ingram
                                             Chief Financial Officer


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                                 EXHIBIT INDEX

99.  Press release dated December 16, 1999